UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2017

FUELCELL ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3 Great Pasture Road, Danbury, Connecticut	06810
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 825-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Reference is made to the preliminary prospectus supplement dated April 27, 2017 (the "Preliminary Prospectus Supplement") to the prospectus dated February 24, 2017, pursuant to FuelCell Energy, Inc.'s ("FuelCell") shelf registration statement on Form S-3 (SEC File No. 333-215530), previously declared effective by the Securities and Exchange Commission (the "Shelf Registration Statement"). The forms of Series C Warrant and Series D Warrant that were filed as part of the Preliminary Prospectus Supplement as Annex I and Annex II, respectively, have been updated and the final forms of the Series C Warrant and Series D Warrant are attached to this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference. This Current Report on Form 8-K is being filed in part for the purpose of incorporating Exhibits 4.1 and 4.2 by reference into the Shelf Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Form of Series C Warrant

4.2	Form of Series D Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: April 28, 2017	By:	/s/ Michael S. Bishop
Michael S. Bishop
Senior Vice President, Chief Financial Officer, and Treasurer